UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_________________
FORM 8-K
_________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934
July 12, 2017
 Date of Report (date of earliest event reported)
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OpGen, Inc.
(Exact name of Registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-37367 (Commission File Number)	06-1614015 (I.R.S. Employer Identification Number)

708 Quince Orchard Road, Suite 205
Gaithersburg, MD 20878
(Address of principal executive offices)
(240) 813-1260
(Registrant’s telephone number, including area code)
Not Applicable
 (Former name or former address, if changed since last report)
_________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On July 12, 2017, OpGen, Inc., a Delaware corporation (the “Company”) priced a public offering (the “Offering”) to issue and sell an aggregate of 18,164,195 units (the “Units”), each consisting of one share of the Company’s common stock, par value $0.01 per share (“Common Stock”) and one common warrant to purchase one share of Common Stock, at an offering price per unit of $0.40 and an aggregate of 6,835,805 pre-funded units, each consisting of one pre‑funded warrant to purchase one share of Common Stock and one common warrant to purchase one share of Common Stock (the “Pre-funded Units”), at an offering price of $0.39, in lieu of issuing Units to such investors in the Offering.  In connection with the Offering, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain investors identified on the signature pages thereto. The Pre-funded Units will be issued and sold to purchasers whose purchase of Units in the Offering would otherwise result in the purchaser, together with its affiliates and certain related parties, beneficially owning more than 4.99% (or at the election of the purchaser, 9.99%) of the outstanding Common Stock immediately following the consummation of the Offering. Each pre-funded warrant contained in a Pre-funded Unit will be exercisable for one share of Common Stock at an exercise price of $0.01 per share. The common warrants included in the Units and the Pre-funded Units will be immediately exercisable at a price of $0.425 per share of Common Stock, subject to adjustment in certain circumstances, and will expire five years from the date of issuance.  The shares of common stock or pre‑funded warrants included in the Pre-funded Units, as the case may be, and the common warrants were offered together, but the securities contained in the Units or Pre-funded Units will be issued separately.
A registration statement on Form S-1 relating to the Offering (File No. 333-218392) was declared effective by the Securities and Exchange Commission on July 12, 2017.  The Offering is being made only by means of a prospectus forming a part of the effective registration statement.
The closing of the Offering is subject to the satisfaction of customary closing conditions set forth in the Purchase Agreement and is expected to occur on or about July 18, 2017. The Purchase Agreement also contains representations, warranties, indemnification and other provisions customary for transactions of this nature. Under the Purchase Agreement, the Company is prohibited, (1) for a period of ninety (90) days after the closing, from effecting or entering into an agreement to issue Common Stock or any other securities that are at any time convertible into, or exercisable or exchangeable for, or otherwise entitle the holder thereof to receive, Common Stock to the extent such issuance or sale involves certain variable conversion, exercise or exchange prices or such agreement provides for sale of securities at a price to be determined in the future or (2) subject to certain exceptions, from issuing, entering into any agreement to issue or announcing the issuance or proposed issuance of any shares of common stock or common stock equivalents until ninety (90) days after the closing of the Offering. In connection with the Offering the Company also agreed, subject to certain exceptions, to not recommence any offers or sales under its existing at-the-market (“ATM”) offering for 120 days after the closing of the Offering, and not to enter into any agreement with respect to any additional ATM offerings until after the first anniversary of such closing.
The net proceeds to the Company from the Offering are expected to be approximately $8.4 million, after deducting estimated placement agent’s fees and expenses and estimated offering expenses, and excluding any proceeds that may be received upon exercise of the common warrants.  The Company intends to use the net proceeds from the Offering for general corporate purposes, including working capital and product development, particularly development of its one to three hour antibiotic resistance diagnostic product and for the repayment of all outstanding bridge financing notes issued to jVen Capital, LLC, in the principal amount of $1,000,000 plus accrued interest of $6,438.36.

The Company has agreed to pay the placement agent, H.C. Wainwright & Co., LLC (the “Placement Agent”), a total cash fee equal to 6.5% of the gross proceeds of the Offering and a management fee of 1.0% of the gross proceeds of the Offering (which fees may be reduced under certain circumstances). The Company has also agreed to pay or reimburse certain expenses on behalf of the Placement Agent.  As additional compensation, the Company will issue warrants to the Placement Agent to purchase 1,250,000 shares of Common Stock.  The warrants issued to the Placement Agent will have an exercise price of $0.50 per share and will be exercisable for five years from the date of the effectiveness of the registration statement for the Offering.
The foregoing descriptions of the Purchase Agreement, the pre-funded warrants, the common warrants, and the Placement Agent warrants are not complete and each are qualified in its entirety by reference to the full text of the Purchase Agreement, the form of pre-funded warrant, the form of common warrant and the form of Placement Agent warrant, copies of which are filed as Exhibit 10.1, Exhibit 4.1, Exhibit 4.2, and Exhibit 4.3 respectively, and filed herewith or incorporated herein by reference.
On July 13, 2017, the Company issued a press release announcing the Offering, which is attached hereto as Exhibit 99.1.
The disclosures in this Current Report on Form 8-K and in the attached press release shall not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are filed herewith or incorporated herein by reference:
Exhibit	Description
4.1	Form of Pre-funded Warrant to purchase Common Stock
4.2	Form of Common Warrant to purchase Common Stock (incorporated by reference to Exhibit 4.4 to the Company’s Registration Statement on Form S-1 (File No. 333-218392))
4.3	Form of Placement Agent Warrant (incorporated by reference to Exhibit 4.5 to the Company’s Registration Statement on Form S-1 (File No. 333-218392))
10.1	Securities Purchase Agreement, among the Registrant and the purchasers signatory thereto, dated as of July 12, 2017
99.1	Press Release, issued July 13, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
OpGen, Inc.

Date: July 14, 2017	By:	/s/ Timothy C. Dec
Timothy C. Dec Chief Financial Officer

EXHIBIT INDEX
Exhibit	Description
4.1	Form of Pre-funded Warrant to purchase Common Stock
4.2	Form of Common Warrant to purchase Common Stock (incorporated by reference to Exhibit 4.4 to the Company’s Registration Statement on Form S-1 (File No. 333-218392))
4.3	Form of Placement Agent Warrant (incorporated by reference to Exhibit 4.5 to the Company’s Registration Statement on Form S-1 (File No. 333-218392))
10.1	Securities Purchase Agreement, among the Registrant and the purchasers signatory thereto, dated as of July 12, 2017
99.1	Press Release, issued July 13, 2017